SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 25, 2004

CERTEGY INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-16427	58-2606325
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11720 Amber Park Drive Suite 600 Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (678) 867-8000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

99.1	Certegy Inc. slideshow presentation for the Robert W. Baird & Co. 2004 Business Solutions Conference in New York City on February 25, 2004 (furnished pursuant to Item 9 of Form 8-K).

ITEM 9.	Regulation FD Disclosure

Certegy Inc. (“Certegy”) is furnishing the following information and Exhibit pursuant to Item 9 of Form 8-K.

On February 25, 2004, Certegy will present a slideshow presentation at the Robert W. Baird & Co. 2004 Business Solutions Conference in New York City. A copy of the slideshow presentation, which, among other things, contains revised projections of Certegy’s financial results for fiscal year 2004, is attached as Exhibit 99.1. A live Webcast of the presentation will be available at Certegy’s website www.certegy.com. Replays of the Webcast presentation will be available for 14 days following the event, usually within 24 hours of the presentation.

The information in the Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 9 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTEGY INC.

	By:	/s/ Michael T. Vollkommer

Date: February 25, 2004		Michael T. Vollkommer Corporate Vice President and Chief Financial Officer